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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of  1934

Date of Report (Date of earliest reported event): September 3, 2004




                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)





   NEW JERSEY                      000-29341                      51-0471976
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   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)





     750 HIGHWAY 34, MATAWAN, NJ                                  07747
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 3, 2004 the Company entered into a Letter of Intent to sell its speech engine, source code, and assorted patents relating to the technology to NGM TEC, Inc., a provider of identity verification solutions based on its proprietary voice biometric technology for the total purchase price of $6.25 million.

The transaction, which is subject to the completion of favorable due diligence, the signing of a definitive agreement and customary closing conditions, is expected to close in October 2004. The terms of the transaction provide for a total purchase price of $6.25 million payable as follows:

1.   $500,000 in cash at closing.
2. A secured promissory note for the sum of $500,000 payable no later than sixty days from the closing date.
3. Newly issued common stock of NGM TEC equal in value to $2.25 million priced at the lowest price that NGM TEC shall issue its common stock to outside parties sixty days prior to the closing date.
4. Newly issued convertible preferred stock equal in value to $2.9 million. This preferred stock may be converted into NGM TEC common stock by iVoice at anytime following the commencement of trading of NGM TEC common stock on the OTC Bulletin Board.
5. A two year secured convertible 5% promissory note for the sum of $100,000 convertible into NGM TEC common stock by iVoice at anytime following the commencement of trading of NGM TEC common stock on the OTC Bulletin Board.

NGM TEC will register with the SEC under the Securities Act of 1933 the common stock and the common stock shares issuable upon the conversion of the convertible preferred stock and 5% convertible promissory note. Upon the effectiveness of the registration statement, iVoice will distribute the $2.25 million of NGM TEC common stock to its shareholders as a dividend.

Additionally, NGM TEC has agreed to enter into a sales commission agreement with iVoice to provide NGM TEC guidance and counsel relating to the sales and marketing of the intellectual property being sold by iVoice to NGM TEC.

The foregoing description of the Letter of Intent is qualified in its entirety by reference to the Letter of Intent, a copy of which is attached hereto as
Exhibit 10.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


             c)   Exhibits
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                    10.1        Letter of Intent dated September 3, 2004 by and
                                between iVoice, Inc. and NGM TEC, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE, INC,

Date: September 8, 2004                         By: /s/ Jerome R. Mahoney
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                                                    Jerome R. Mahoney
                                                    President, Secretary and
                                                    Chief Executive Officer